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            [LETTERHEAD OF PFL LIFE INSURANCE COMPANY APPEARS HERE]


March 10, 1998


VIA EDGAR

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Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re:  PFL Retirement Builder Variable Annuity Account
     File No. 811-07689, CIK 0001016809
     Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the "Act"), PFL Retirement Builder Variable Annuity Account, a unit investment trust registered under the Act, recently mailed to its contract owners the annual report for the following underlying management investment companies:
Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act, on February 23, 1998, Variable Insurance Products Fund filed its annual report with the Commission via EDGAR (CIK:
1012679), on February 23, 1998, Variable Insurance Products Fund II filed its annual report with the Commission via EDGAR (CIK: 831016), and on February 23, 1998, Variable Insurance Products Fund III (except for the Variable Insurance Products Fund III Balanced Portfolio, which filed its annual report on February 24, 1998) filed its annual report with the Commission via EDGAR (CIK: 814136). To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

PFL Life Insurance Company

/s/ Frank A. Camp
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Frank A. Camp
Division General Counsel
Financial Markets Division